$176 $200 $330 $525 43% 2019 2020 2021 2022 $50 $69 $123 $223 2019 2020 2021 2022 $495 $507 $797 2019 2020 2021 2022 11% 18% 18% 17% 2019 2020 2021 2022 4% 25% 45% 14% 2019 2020 2021 2022

PRODUCT ON-TREND, INNOVATIVE PRODUCT CONSISTENTLY REFRESHED SHOWROOMS INFRASTRUCTUREMARKETING INSPIRATIONAL RESONATES WITH CLIENT AESTHETIC ASPIRATIONAL TAILORED, CLIENT-FOCUSED EXPERIENCE SIGNIFICANT CAPACITY TO DRIVE GROWTH WEBSITE ENHANCEMENTS DRIVE ENGAGEMENT

• Total addressable market of ~$100 billion • Highly fragmented and predominantly served by small local players • Premiumization of consumers – buyers from all income levels are shifting towards more premium purchases • Growth of digital and omni-channel favors larger players Source: Based on management estimates, third-party estimates of retail sales in 2021 and 2022, publicly available industry data and our internal research. 1Refers to the high-end home furniture industry, which we believe is the portion of the market with higher than industry average merchandise price points and quality. RAPIDLY GROWING & HIGHLY FRAGMENTED2022 U.S. PREMIUM HOME FURNITURE MARKET1 ~$100B <2% MARKET SHARE

• • • • • •

We are a differentiated concept, redefining the premium home furnishings market by offering an attractive combination of design, quality, value and convenience.

• • • • • • •

• • • • • • •

• • • • •

TRADITIONAL SHOWROOM LOFT

• strong returns on investment. •

• • • • • •

December 31, December 31, December 31, December 31, ($ in thousands) 2022 2021 2020 2019 Net income $ 136,634 $ 36,932 $ 17,040 $ 15,842 (+) Interest expense 3,387 5,432 13,057 13,449 (+) Income tax expense (benefit) 45,944 (10,144) 783 368 (+) Depreciation and amortization 24,901 23,922 16,957 15,964 EBITDA $ 210,866 $ 56,142 $ 47,837 $ 45,623 (+) Equity based compensation (1) 4,288 9,147 403 272 (+) Loss on extinguishment of debt - 1,450 - - (+) Derivative expense (2) - 44,544 17,928 - (+) Other expenses (3) 7,382 11,609 3,252 4,013 Adjusted EBITDA $ 222,536 $ 122,892 $ 69,420 $ 49,908 Net Revenue $ 1,228,928 $ 796,922 $ 507,429 $ 494,538 Adjusted EBITDA Margin 18.1% 15.4% 13.7% 10.1% For the Year Ended


ARHAUS
your home
INVESTOR PRESENTATION | SEPTEMBER 2023

NOTE ON FORWARD-LOOKING STATEMENTS:

Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of applicable securities laws.

Forward-looking statements can generally be identified by the use of forward-looking terminology, including, but not limited to, "may," "could," "seek," "guidance," "predict," "potential," "likely," "believe," "will," "expect," "anticipate," "estimate," "plan," "intend," "forecast," or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Past performance is not a guarantee of future results or returns and no representation or warranty is made regarding future performance. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond our control that could cause our actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: our ability to manage and maintain the growth rate of our business; our ability to obtain quality merchandise in sufficient quantities; disruption in our receiving and distribution system, including delays in the integration of our new distribution centers and the possibility that we may not realize the anticipated benefits of multiple distribution centers; the possibility of cyberattacks and our ability to maintain adequate cybersecurity systems and procedures; loss, corruption and misappropriation of data and information relating to clients and employees; changes in and compliance with applicable data privacy rules and regulations; risks as a result of constraints in our supply chain; a failure of our vendors to meet our quality standards; declines in general economic conditions that affect consumer confidence and consumer spending that could adversely affect our revenue; our ability to anticipate changes in consumer preferences; risks related to maintaining and increasing showroom traffic and sales; our ability to compete in our market; our ability to adequately protect our intellectual property; compliance with applicable governmental regulations; effectively managing our eCommerce business and digital marketing efforts; our reliance on third-party transportation carriers and risks associated with freight and transportation costs; the COVID-19 pandemic and its effect on our business; and compliance with SEC rules and regulations as a public reporting company. These factors should not be construed as exhaustive. Furthermore, the potential impact of the COVID-19 pandemic on our business operations and financial results and on the world economy as a whole may heighten the risks and uncertainties that affect our forward-looking statements described above.

Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement.

OUR MISSION

We were founded in 1986 on a simple idea: **furniture should be responsibly sourced, lovingly made and built to last.**

Today, we partner directly with artisans around the world who share our vision, creating premium and heirloom-quality home furnishings that clients can use for generations.

We believe Retail is Theater and that furniture should be made for everyday life. Our 85+ showrooms across the U.S. and our website are designed with the same attention to quality and artisan craftsmanship to showcase our unique, eclectic product offerings and to inspire a livable luxury lifestyle.



John Reed with some of our Italian vendor artisans, whom we have partnered with for over 20 years



THE GREEN INITIATIVE

Arhaus was founded on environmentally conscious beliefs. Today, we're committed to using sustainable materials whenever we can, working with artisans who share our vision to create heirloom-quality pieces that can be passed down for generations.

TOGETHER WE WILL MAKE A DIFFERENCE

COMMITMENT TO BEING RESPONSIBLE

ROOTED IN SUSTAINABILITY.

BEAUTIFULLY MADE, SUSTAINABLY SOURCED.

10 YEARS, ONE MILLION TREES.

TOGETHER FOR A CLEAN OCEAN.

$10 MILLION COMMITMENT IN 2023 TO THE NATURE CONSERVANCY TO SUPPORT GLOBAL FOREST CONSERVATION.

EVERY DONATION MAKES A DIFFERENCE.

COMPANY OVERVIEW

OUR COMPANY[1]

86
SHOWROOMS

29
STATES

2,100+
EMPLOYEES

OUR FINANCIAL PROFILE

$1,229M
FULL YEAR 2022 NET REVENUE

$223M
FULL YEAR 2022 ADJUSTED EBITDA[2]

STRONG DEBT-FREE BALANCE SHEET[1]

OUR MOMENTUM

~54%
INCREASED FULL YEAR 2022 NET REVENUE

~52%
FULL YEAR 2022 COMPARABLE GROWTH

[1]As of December 31, 2022; Showrooms (includes traditional showrooms, design studios and outlets) as of August 4, 2023. [2]Adjusted EBITDA is a non-GAAP measure and is reconciled to its closest GAAP measure within the Appendix.

RECENT FINANCIAL PERFORMANCE

We have experienced meaningful growth in Net Revenue, Gross Margin, Adjusted EBITDA[1] and eCommerce over recent years, while maintaining a debt-free balance sheet.

NET REVENUE

$ in Millions


~35% CAGR
$495
$507
$797
$1,229
2019
2020
2021
2022

GROSS MARGIN / MARGIN %

$ in Millions


~44% CAGR
$176
36%
$200
39%
$330
41%
$525
43%
2019
2020
2021
2022

ADJUSTED EBITDA / MARGIN %[1]

$ in Millions


~64% CAGR
$50
10%
$69
14%
$123
15%
$223
18%
2019
2020
2021
2022

eCOMMERCE NET REVENUE PENETRATION


11%
18%
18%
17%
2019
2020
2021
2022

DEMAND COMPARABLE GROWTH


4%
25%
45%
14%
2019
2020
2021
2022

[1]Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures and are reconciled to their closest GAAP measure within the Appendix.

RESILIENT MODEL

PRODUCT	MARKETING	SHOWROOMS	INFRASTRUCTURE
ON-TREND, INNOVATIVE PRODUCT	INSPIRATIONAL	ASPIRATIONAL	SIGNIFICANT CAPACITY TO DRIVE GROWTH
CONSISTENTLY REFRESHED	RESONATES WITH CLIENT AESTHETIC	TAILORED, CLIENT-FOCUSED EXPERIENCE	WEBSITE ENHANCEMENTS DRIVE ENGAGEMENT

THE PREMIUM HOME FURNISHINGS MARKET[1] IS HIGHLY FRAGMENTED, LARGE AND RAPIDLY GROWING

2022 U.S. PREMIUM HOME FURNITURE MARKET[1]


~$100B

ARHAUS

<2% MARKET SHARE

RAPIDLY GROWING & HIGHLY FRAGMENTED

- Total addressable market of ~$100 billion
- Highly fragmented and predominantly served by small local players
- Premiumization of consumers – buyers from all income levels are shifting towards more premium purchases
- Growth of digital and omni-channel favors larger players

Source: Based on management estimates, third-party estimates of retail sales in 2021 and 2022, publicly available industry data and our internal research.
[1]Refers to the high-end home furniture industry, which we believe is the portion of the market with higher than industry average merchandise price points and quality.

STRONG INDUSTRY AND MARKET TAILWINDS DRIVING GROWTH

- Three primary drivers of furniture and decor purchases[1]:
  1. In-home refresh and replacement
  2. Remodeling
  3. Home turnover
- High income households growing – disproportionately large share of wallet
- Higher consumer confidence among affluent customers
- Increase in suburbanization – larger homes support spend on premium
- Wealth effect and elevated home values / home equity
- We expect home furnishing eCommerce penetration to increase over the next few years which we believe will accelerate growth in our omni-channel model

$200K+ INCOME SHARE OF TOTAL FURNITURE EXPENDITURES[2]



17.1%
24.6%
2016
2021

U.S. HOUSEHOLDS BY TOTAL INCOME (>$100K)[3]



50
45
40
35
30
25
20
15
10
5
-
34
35
37
37
40
41
42
43
47
46
47
40%
35%
30%
25%
20%
15%
10%
5%
0%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
>$100K Households (millions, left axis)
%>$100K Households (right axis)

[1]Source: Based on management estimates, publicly available industry data and our internal research.
[2]Source: U.S. Bureau of Labor Statistics. Table 1203.
[3]Source: U.S. Census Bureau (2021). HINC-01, Table A-2.

ARHAUS®

INVESTMENT HIGHLIGHTS


THE BIRDS OF AMERICA

INVESTMENT HIGHLIGHTS

1	2	3	4
A Differentiated Concept Delivering Livable Luxury	Strong Product Design and Direct Global Sourcing Partnerships	Highly Experiential Omni-Channel Approach	Multiple Avenues for Sustainable Growth

ARHAUS®

DIFFERENTIATION



PREMIUM LIFESTYLE BRAND WITH A DIFFERENTIATED CONCEPT



EXCLUSIVELY-DESIGNED, PREMIUM PRODUCTS

We focus on **livable luxury** with **artisan-crafted, globally curated collections** that are **directly sourced** with no wholesale or dealer markup



RETAIL IS THEATER

Our **inspirational showrooms** are truly unique, providing the opportunity to experience the furniture in a **premium, aspirational space**

Product assortments are optimized for local markets and **updated multiple times per year**


ARHAUS

OMNI-CHANNEL EXPERIENCE

Our **digital and catalog** experience is **an extension of our showrooms**, allowing clients to seamlessly engage with our brand across channels

We strive to be **available wherever, whenever and however our clients wish to interact**


ARHAUS
DESIGNER
Q&A
Have a question about new products? Ask an Arhaus Designer!



CLIENT-FIRST SERVICE

We are focused on clients first and our offering embodies **personalization** and **customization**

Our approach to clients **differentiates us from competitors** in that we learn **how our clients live** and provide products that are valued and work for our clients' needs

We are a differentiated concept, redefining the premium home furnishings market by offering an attractive combination of design, quality, value and convenience.

LIVABLE LUXURY

We believe in creating beautiful and comfortable furniture made to fit your life.





PERFORMANCE FABRIC

BUILT TO LAST

SUSTAINABLE MATERIALS

COMFORT

ECLECTIC STYLE





ARHAUS®

EXCLUSIVE PRODUCT DESIGN
AND DIRECT SOURCING



ARTISAN-QUALITY PRODUCT OFFERING

Arhaus is known for heirloom-quality, unique, artisan-crafted furniture and décor. Our product is designed to be beautiful and made for everyday life. We believe that furniture should withstand kids, pets, and dinner parties and be enjoyed for generations.

THE BELL'ARTE COLLECTION
COUNTRY OF ORIGIN: ITALY



- Over 20 years ago, we discovered a small family-run artisan woodworking shop in Northern Italy.
- Skilled artisans use generations old techniques and the finest materials to handcraft and customize each-and-every piece.
- Together, we have developed countless designs over the years, including the launch of our Bell'Arte collection in 2014, delivering beautiful, high quality Italian woodwork.

THE KIPTON COLLECTION
COUNTRY OF ORIGIN: UNITED STATES



- Hand-crafted in North Carolina at our in-house upholstery facility.
- Collection is made from sustainably sourced wood frames, recycled steel and premium fibers.
- Available to be customized in multiple configurations and depths, hundreds of fabrics and leathers and with a straight or rolled arm.
- Incredibly comfortable and can be made just for the client.

DIRECT SOURCING DRIVES COMPETITIVE ADVANTAGE

Our direct sourcing model allows us to scale artisan production to meet increasing demand and bypass wholesaler markups.

DEEP ROOTED RELATIONSHIPS

- Over 400 vendors
- Direct sourcing relationships – no wholesale markup
- Flexible speed to market
- ~40% of net revenue from U.S.[1]
- Very strategic partners
- ~60% of net revenue from top 10 vendors[2]
- Some with decades long partnerships

COMPETITIVE ADVANTAGE

- QUALITY AND AESTHETIC
- PERSONALIZATION AND CUSTOMIZATION
- SCALED ARTISAN PRODUCT
- PROFITABILITY

Better Consumer / Designer Friendly Proposition

[1] For the year ending December 31, 2022. [2]Reflects top 10 vendors in 2022 including our own upholstery production facility.

INTERNAL MANUFACTURING AT ARHAUS

In 2015, we acquired our second largest vendor, a high-end upholstered furniture manufacturer, providing secure upholstery supply, differentiated customization, quality control and increased leverage with other suppliers.

Customization allows for hundreds of different options with fabrics and product options.

Arhaus has an on-site product development function to work closely with our in-house design team to develop and refine new product offerings.









~12%

OF 2022 NET REVENUE

2X

RECENT PRODUCTION EXPANSION ENABLED US TO DOUBLE CAPACITY

ARHAUS®

OMNI-CHANNEL APPROACH



OMNI-CHANNEL ECOSYSTEM

SHOWROOM



eCOMMERCE


BEAUTY
NATURE

CATALOG AND MARKETING


ARHAUS

IN-HOME DESIGNER SERVICES



TRADE PROGRAM


ARHAUS
TRADE

DIGITAL TOOLS



THEATER-LIKE SHOWROOMS

Our visually captivating, theater-like showrooms drive brand awareness and create meaningful marketing buzz and revenue uplift when opened in new markets.

- Showrooms drive in-showroom revenue as well as eCommerce revenue
- Theater-like and inspirational atmosphere that helps clients reimagine their homes
- Design centers within showrooms enable us to advise the client on our expansive customization capabilities
- Our omni-channel approach enables Design Consultants to utilize in-showroom technology to collaborate with products online
- Knowledgeable showroom team guides clients throughout the store and our many collections


ARHAUS






ADEPT AND KNOWLEDGEABLE SHOWROOM TEAM

Visual Managers work to **create the "wow" showroom experience.**

Design Consultants are expertly trained to meet the clients' needs and are **highly knowledgeable about all products** offered in-showroom.

Weekly meetings and routine training enable the showroom team to **tell the stories behind the unique products we sell.**

Design Consultants are compensated on demand and operational metrics, driving each to **provide best-in-class client service.**











OMNI-CHANNEL CAPABILITIES AND DIGITAL TOOLS


REAL LIFE. REAL STYLE.
ARHAUS
ARHAUS

eCOMMERCE

IS OUR FASTEST GROWING REVENUE CHANNEL

43%

GROWTH IN eCOMMERCE NET REVENUE IN 2022

17%

OF 2022 NET REVENUE WAS eCOMMERCE BASED

>28M

WEBSITE VIEWS IN 2022

>1.2M

INSTAGRAM FOLLOWERS

JANUARY AND SEPTEMBER CATALOGS

ARE MAILED TO MILLIONS OF HOUSEHOLDS

Many of our showroom clients engage with us digitally prior to purchase

ARHAUS®

GROWTH STRATEGIES



OUR GROWTH STRATEGIES

1. INCREASE BRAND AWARENESS TO DRIVE SALES
2. EXPAND OUR SHOWROOM BASE AND CAPTURE MARKET SHARE
3. ENHANCE OMNI-CHANNEL CAPABILITIES AND TECHNOLOGY TO DRIVE GROWTH
4. INVEST IN GROWTH TO BUILD SCALE AND ENHANCE MARGINS




ARHAUS




INCREASE BRAND AWARENESS TO DRIVE SALES: OPPORTUNITY

We believe Arhaus has an incredible brand awareness opportunity as compared to competitors in the U.S. Premium Home Furnishings Market.[1] As we continue to grow our showroom footprint and to invest in our digital, catalog and other marketing channels, we see significant opportunity to gain market share.

BRAND AWARENESS

Percent of respondents^
N=812^


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
PREMIUM HOME FURNISHINGS PEER A
PREMIUM HOME FURNISHINGS PEER B
PREMIUM HOME FURNISHINGS PEER C
PREMIUM HOME FURNISHINGS PEER D
ARHAUS

Source: Based on Management estimates informed by internal data, survey of marketers and third-party reports all conducted or reviewed in 2022. [1]Refers to the high-end home furniture industry, which we believe is the portion of the market with higher than industry average merchandise price points and quality.

BRAND AWARENESS OPPORTUNITY

SHOWROOM



DIGITAL


ARHAUS

DIRECT MAIL


ARHAUS
ARHAUS

SOCIAL MEDIA



BRANDING INITIATIVES


ARHAUS
THE SURF LODGE

PRODUCT



TRADITIONAL SHOWROOM FOOTPRINT: TREMENDOUS WHITESPACE OPPORTUNITY

We select and develop new showrooms through analysis of specific market characteristics, client demographics and growth opportunities.

In 2022, we opened 2 new traditional locations in Colorado Springs, CO and White Plains, NY.

In 2023, through August 4, we have opened 2 new traditional locations in Canoga Park, CA and Peabody, MA and 1 Loft outlet location in Grapevine, TX.



TRADITIONAL SHOWROOM LOFT

TRADITIONAL SHOWROOM WHITESPACE POTENTIAL[1]


165+
74
CURRENT
POTENTIAL

74 TRADITIONAL SHOWROOMS	29 STATES[1]	90+ TRADITIONAL NEW SHOWROOM POTENTIAL

[1]As of August 4, 2023. [2]Includes new traditional showrooms and Design Studios.

FORMAT STRATEGY

As leases approach renewal, we evaluate the location and typically relocate or renew the lease and remodel the format.

WE EXPECT TO OPEN AN ADDITIONAL 5 TO 7 NEW SHOWROOMS[2] PER YEAR, ON AVERAGE, FOR THE FORESEEABLE FUTURE.

CONCEPT: DESIGN STUDIO OPPORTUNITY


ARHAUS STUDIO

We are expanding our exciting smaller format concept, perfect for second home markets and locations where a lower square footage format is preferred. These stores are staffed with in-home designers and the latest high tech design tools to assist clients in imagining their homes.

We have eight Design Studios open[1] in Asheville, North Carolina; Aspen, Colorado; Burlingame and Carmel, California; Miramar Beach, Florida; Naperville, Illinois; Park City, Utah; and Princeton, New Jersey.


DESIGN STUDIOS

[1]As of August 4, 2023.

STRONG SHOWROOM ECONOMIC MODEL

- New showrooms have historically ramped quickly and generated strong returns on investment. When evaluating new traditional showrooms (~17,000 sq ft), we target minimum net revenue per new showroom of $10M+, a target average showroom contribution margin of ~32%, with targeted payback on investment in less than two years.
- Our Design Studio format (~5,000K sq ft) targets a lower per showroom net revenue with a target average contribution margin of ~35% and a targeted payback on investment in less than two years.


YEAR 3 NEW TRADITIONAL SHOWROOM TARGET
($Millions)
$10.0+
32%+
Target New Traditional Showroom Average Contribution Margin
Year 3 Showroom Target
Target New Traditional Showroom Net Revenue
Target New Traditional Showroom Contribution Before Depreciation

IN-HOME DESIGNER PROGRAM

We see significant opportunity to continue to expand our in-home designer program, expanding our coverage both in showrooms and virtually. Our differentiated in-home and online designers resonate with clients and drive AOV uplift.

TOTAL AOV YTD 2023[1]


>4X
NO IN-HOME DESIGNER AOV
IN-HOME DESIGNER AOV

Our **93 in-home designers in 71 showrooms[2]** offer complimentary in-home, in-showroom and virtual design services, which increases AOV



INSPIRATION



PLANNING



REALITY



[1]These in-home designers partner with our in-showroom design consultants to efficiently drive revenue and, since 2017 through June 30, 2023, have produced AOVs over four times that of a standard order.
[2]As of June 30, 2023.

ENHANCE OMNI-CHANNEL CAPABILITIES AND TECHNOLOGY TO DRIVE GROWTH

BENCHMARKING VS. PEERS IMPLIES ROBUST ECOMMERCE OPPORTUNITY

eCOMMERCE % OF NET REVENUE



11%
18%
18%
17%
43%
ARHAUS 2019
ARHAUS 2020
ARHAUS 2021
ARHAUS 2022
OTHER PREMIUM PEERS 2019

[1]As of December 31, 2022.

TRAFFIC



TRAFFIC: Website Visits
~26% CAGR
11M
12M
21M
27M
28M
2018
2019
2020
2021
2022

NEW SITE EXPERIENCE LAUNCHED Q4 2021

Optimized UX

AI assisted product discovery

Enhanced analytics

ROI driven test and learn capabilities



ARHAUS
BEAUTY
NATURE

INVESTING IN GROWTH TO BUILD SCALE AND ENHANCE MARGINS

VENDOR CAPACITY

- We have long-standing direct sourcing partnerships
- We are often among the most important customers
- Vendors have scaled up capacity to fulfill elevated demand



HEADQUARTERS – OFFICE AND DISTRIBUTION FACILITY

DISTRIBUTION/MANUFACTURING FACILITY

DISTRIBUTION FACILITY

SUPPLY CHAIN CAPACITY

- New North Carolina facility opened in 2021 adds ~310,000 sq. ft. to distribution and ~190,000 sq. ft. dedicated to upholstery manufacturing
- New Texas facility opened in 2022 adds ~800,000 sq. ft. to distribution capacity in the Western US
- Ohio facility expansion in 2022 adds ~200,000 sq. ft. for distribution capacity of more than 800,000 sq. ft.

OUR LONG TERM GROWTH GOALS[1]

LONG TERM GOALS[2]	
Total Revenue Growth	HIGH SINGLE DIGIT
Comparable Sales Growth	MID SINGLE DIGIT
Showroom Growth[3]	MID-TO-HIGH SINGLE DIGIT
Traditional Showroom Opportunity	165+
Adjusted EBITDA Growth	LOW DOUBLE DIGIT

[1]These are not projections or predictions of actual results; they are aspirational goals as of March 10, 2023 and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. [2]Long Term Goals are long-term compound annual growth rates. [3]Showroom growth includes traditional showrooms, design studios and outlets.

ARHAUS®

APPENDIX



RECONCILIATION FROM NET INCOME TO ADJUSTED EBITDA

($ in thousands)		December 31, 2022		December 31, 2021		December 31, 2020		For the Year Ended December 31, 2019
Net income	$	136,634	$	36,932	$	17,040	$	15,842
(+) Interest expense		3,387		5,432		13,057		13,449
(+) Income tax expense (benefit)		45,944		(10,144)		783		368
(+) Depreciation and amortization		24,901		23,922		16,957		15,964
EBITDA	$	210,866	$	56,142	$	47,837	$	45,623
(+) Equity based compensation [1]		4,288		9,147		403		272
(+) Loss on extinguishment of debt		-		1,450		-		-
(+) Derivative expense [2]		-		44,544		17,928		-
(+) Other expenses [3]		7,382		11,609		3,252		4,013
Adjusted EBITDA	$	222,536	$	122,892	$	69,420	$	49,908
Net Revenue	$	1,228,928	$	796,922	$	507,429	$	494,538
Adjusted EBITDA Margin		18.1%		15.4%		13.7%		10.1%

[1] Equity based compensation represents compensation expense for equity awards provided to employees and compensation expense related to John Reed's one-time transfer of Class A Common stock to certain long-tenured employees in 2021. [2] We repaid our term loan in full on December 28, 2020. The derivative expense related to the change in fair value of the exit fee at the end of each reporting period. [3] Other expenses represent costs and investments not indicative of ongoing business performance, such as third-party consulting costs, one-time project start-up costs, one-time costs related to the Reorganization and IPO, severance, signing bonuses, recruiting and project-based strategic initiatives. For the year ended December 31, 2022, these other expenses consisted largely of $5.0 million of costs related to the opening and set-up of our Dallas distribution center and $1.6 million of severance, signing bonuses and recruiting costs. For the year ended December 31, 2021, these other expenses consisted primarily of $9.7 million of costs related to the Reorganization and IPO and $2.1 million of severance, signing bonuses and recruiting costs.